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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 5, 2000



                             THE QUAKER OATS COMPANY
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             (Exact name of registrant as specified in its charter)

    New Jersey                    1-12                       36-1655315
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    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)               Identification No.)
    incorporation)


            Quaker Tower P.O. Box 049001 Chicago, Illinois 60604-9001
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                    (Address of principal executive offices)


                                  312-222-7111
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              (Registrant's telephone number, including area code)



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News Release
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                  THE QUAKER OATS COMPANY

[QUAKER LOGO]

                  Quaker Tower                             Further Information:
                  P.O. Box 049001                          Media Contact:
                  Chicago, IL 60604-9001                   Mark Dollins
                                                           (312) 222-7399



For Immediate Release

           QUAKER ANNOUNCES DISCONTINUANCE OF SHARE REPURCHASE PROGRAM

     CHICAGO, December 4, 2000 - In light of the proposed merger with PepsiCo, The Quaker Oats Company (NYSE: OAT) today announced it would discontinue its $1 billion share repurchase program, announced in March 1998. As of September 30, 2000, $867 million of Quaker common stock has been repurchased under this authorization.

                                     # # #


The Quaker Oats Company news releases are available at no charge through PR Newswire's Company News On-Call Fax Service. For a menu of available Quaker news releases or to retrieve a specific release, call 1-800-758-5804, extension 103689. They are also available through the Internet: http://www.prnewswire.com/


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             THE QUAKER OATS COMPANY
                             -----------------------
                                  (Registrant)





Date:  December 5, 2000                    /s/ William G. Barker
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                                               William G. Barker
                                               Vice President and
                                               Corporate Controller